Exhibit 99.1
Live Oak Bancshares, Inc. Reports Fourth Quarter 2025 Results
WILMINGTON, NC, January 21, 2026 - Live Oak Bancshares, Inc. (NYSE: LOB) (“Live Oak” or “the Company”) today reported fourth quarter of 2025 net income attributable to common shareholders of $44.1 million, or $0.95 per diluted share. Net income attributable to common shareholders for the year ended December 31, 2025, totaled $102.8 million, or $2.23 per diluted share.
Live Oak’s performance for the year ended December 31, 2025, compared with the same period in 2024 included these notable items:
•Strong loan production of $6.21 billion accompanied by strong deposit growth of $1.93 billion in 2025, with total assets growing by 16.9% to $15.13 billion
•$96.3 million in capital was raised as a result of preferred stock offering in the third quarter of 2025
•Revenue (comprised of net interest income and noninterest income1) increased 18.3% and noninterest expense1 increased 11.7%, which generated 28.9% growth in pre-provision net revenue2
•Sale of Apiture, Inc. resulting in a pre-tax gain of $24.1 million which is included in equity method investments income (loss)
•Provision expense for credit losses of $96.3 million remained relatively flat compared to 2024
“Live Oak Bank delivered solid performance in 2025, a year defined by the resilience of small businesses and a disciplined focus on our core mission,” said Live Oak Chairman and CEO James S. (Chip) Mahan III. “Our teams closed out the year with record loan growth across our small business and commercial lending teams, strong momentum in building low-cost deposits, and a dedicated approach to credit quality and stabilization. These results reflect our commitment to being America’s small business bank and position us for continued progress in 2026 and beyond.”
Conference Call
Live Oak will host a conference call to discuss the company's financial results and business outlook tomorrow, January 22, 2026, at 9:00 a.m. ET. The call will be accessible by telephone and webcast using Conference ID: 06698. A supplementary slide presentation will be posted to the website prior to the event, and a replay will be available for 12 months following the event. The conference call details are as follows:
Live Telephone Dial-In
U.S.: 800.549.8228
International: +1 646.564.2877
Pass Code: None Required
Live Webcast Log-In
Webcast Link: investor.liveoakbank.com
Registration: Name and Email Required
Multi-Factor Code: Provided After Registration

(1)Certain immaterial prior-period amounts in the Statements of Income have been revised. Specifically, there was a decrease in the line item for net gains on sales of loans, which was fully offset by a decrease in salaries and employee benefits, and travel expense. The changes were presentation only and had no impact on previously reported net income, total assets, total liabilities, or shareholders’ equity. Related efficiency and noninterest income to total revenue ratios have been revised accordingly.

(2)See accompanying GAAP to Non-GAAP Reconciliation.

Year Over Year Highlights

(Dollars in thousands, except per share data)			Increase (Decrease)
	2025	2024	Dollars	Percent
Total revenue (1)	$577,816	$488,557	$89,259	18%
Total noninterest expense	338,698	303,110	35,588	12
Provision for credit losses	96,303	96,212	91	—
Income before taxes	142,815	89,235	53,580	60
Effective tax rate	26.0%	13.2%	n/a	n/a
Net income attributable to common shareholders	$102,823	$77,474	$25,349	33%
Diluted earnings per share	2.23	1.69	0.54	32
Loan and lease production	6,209,639	5,155,244	1,054,395	20
Total loans and leases	12,393,677	10,579,376	1,814,301	17
Total assets	15,134,778	12,943,380	2,191,398	17
Total deposits	13,688,659	11,760,494	1,928,165	16
(1)Total revenue consists of net interest income and total noninterest income.

Fourth Quarter 2025 Key Measures

(Dollars in thousands, except per share data)			Increase (Decrease)
	4Q 2025	3Q 2025	Dollars	Percent	4Q 2024
Total revenue (1)	$172,907	$142,330	$30,577	21%	$125,022
Total noninterest expense	89,153	83,516	5,637	7	78,212
Provision for credit losses	21,845	22,242	(397)	(2)	33,581
Income before taxes	61,909	36,572	25,337	69	13,229
Effective tax rate	25.5%	27.6%	n/a	n/a	25.6%
Net income attributable to common shareholders	$44,116	$25,562	$18,554	73%	$9,900
Diluted earnings per share	0.95	0.55	0.40	73	0.22
Loan and lease production	1,638,113	1,648,711	(10,598)	(1)	1,421,118
(1)Total revenue consists of net interest income and total noninterest income.

Important Note Regarding Forward-Looking Statements
Statements in this press release that are based on other than historical data or that express the Company’s plans or expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this press release. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include changes in Small Business Administration (“SBA”) rules, regulations or loan products, including the Section 7(a) program, changes in SBA standard operating procedures or changes in Live Oak Banking Company's status as an SBA Preferred Lender; changes in rules, regulations or procedures for other government loan programs, including those of the United States Department of Agriculture; the impacts of any pandemic or public health situation on trade (including supply chains and export levels), travel, employee productivity and other economic activities that may have a destabilizing and negative effect on financial markets, economic activity and customer behavior; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; a reduction in or the termination of the Company's ability to use the technology-based platform that is critical to the success of its business model, including a failure in or a breach of operational or security systems or those of its third-party service providers; risks relating to the material weakness we identified in our internal control over financial reporting; technological risks and developments, including cyber threats, attacks, or events; competition from other lenders; the Company's ability to attract and retain key personnel; market and economic conditions and the associated impact on the Company; operational, liquidity and credit risks associated with the Company's business; changes in political and economic conditions, including any prolonged U.S. government shutdown; the impact of heightened regulatory scrutiny of financial products and services and the Company's ability to comply with regulatory requirements and expectations; changes in tariffs and trade barriers, including potential changes in U.S. and international trade policies and the resulting impact on the Company and its customers; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the debt ceiling and the federal budget; adverse results, including related fees and expenses, from pending or future lawsuits, government investigations or private actions; and the other factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.
About Live Oak Bancshares, Inc.
Live Oak Bancshares, Inc. (NYSE: LOB) is a financial holding company and the parent company of Live Oak Bank. Live Oak Bancshares and its subsidiaries partner with businesses that share a groundbreaking focus on service and technology to redefine banking. To learn more, visit www.liveoak.bank.
Contacts:
Walter J. Phifer | CFO | Investor Relations | 910.202.6926
Claire Parker | Corporate Communications | Media Relations | 910.597.1592

Live Oak Bancshares, Inc.
Quarterly Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended					4Q 2025 Change vs.
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2025	4Q 2024
Interest income						%	%
Loans and fees on loans	$218,852	$211,599	$204,513	$195,616	$194,821	3.4	12.3
Investment securities, taxable	12,679	12,175	11,648	11,089	10,490	4.1	20.9
Other interest earning assets	8,124	7,654	8,123	6,400	7,257	6.1	11.9
Total interest income	239,655	231,428	224,284	213,105	212,568	3.6	12.7
Interest expense
Deposits	114,879	114,266	113,380	110,888	113,357	0.5	1.3
Borrowings	1,656	1,677	1,683	1,685	1,737	(1.3)	(4.7)
Total interest expense	116,535	115,943	115,063	112,573	115,094	0.5	1.3
Net interest income	123,120	115,485	109,221	100,532	97,474	6.6	26.3
Provision for credit losses	21,845	22,242	23,252	28,964	33,581	(1.8)	(34.9)
Net interest income after provision for credit losses	101,275	93,243	85,969	71,568	63,893	8.6	58.5
Noninterest income
Loan servicing revenue	9,227	8,812	8,565	8,298	8,524	4.7	8.2
Loan servicing asset revaluation	(3,932)	(4,360)	(3,057)	(4,728)	(2,326)	9.8	(69.0)
Net gains on sales of loans	12,313	17,099	17,570	15,438	15,311	(28.0)	(19.6)
Net gain (loss) on loans accounted for under the fair value option	1,518	(350)	1,082	(1,034)	195	533.7	678.5
Equity method investments income (loss) (1)	23,812	(1,470)	(2,716)	(2,239)	(2,739)	1,719.9	969.4
Equity security investments gains (losses), net	4,691	18	1,004	20	12	25,961.1	38,991.7
Lease income	2,196	2,179	3,103	2,573	2,456	0.8	(10.6)
Other noninterest income	(38)	4,917	4,904	4,043	6,115	(100.8)	(100.6)
Total noninterest income	49,787	26,845	30,455	22,371	27,548	85.5	80.7
Noninterest expense
Salaries and employee benefits	47,988	49,910	46,008	45,529	42,870	(3.9)	11.9
Travel expense	1,715	1,618	1,634	2,064	1,927	6.0	(11.0)
Professional services expense	2,855	1,999	2,874	3,024	2,797	42.8	2.1
Advertising and marketing expense	2,298	1,839	4,420	3,665	1,979	25.0	16.1
Occupancy expense	2,317	2,339	2,369	2,737	2,558	(0.9)	(9.4)
Technology expense	13,397	10,234	10,066	9,251	9,406	30.9	42.4
Equipment expense	3,677	3,320	3,685	3,745	3,769	10.8	(2.4)
Other loan origination and maintenance expense	4,917	4,777	4,190	4,585	4,812	2.9	2.2
Renewable energy tax credit investment impairment	129	336	270	—	1,172	(61.6)	(89.0)
FDIC insurance	3,933	3,643	3,545	3,551	3,053	8.0	28.8
Other expense	5,927	3,501	6,161	2,656	3,869	69.3	53.2
Total noninterest expense	89,153	83,516	85,222	80,807	78,212	6.7	14.0
Income before taxes	61,909	36,572	31,202	13,132	13,229	69.3	368.0
Income tax expense	15,787	10,106	7,815	3,464	3,386	56.2	366.2
Net income	46,122	26,466	23,387	9,668	9,843	74.3	368.6
Net loss attributable to non-controlling interest	88	50	41	49	57	76.0	54.4
Net income attributable to Live Oak Bancshares, Inc.	46,210	26,516	23,428	9,717	9,900	74.3	366.8
Preferred stock dividends	2,094	954	—	—	—	119.5	100.0
Net income attributable to common shareholders	$44,116	$25,562	$23,428	$9,717	$9,900	72.6	345.6
Earnings per share
Basic	$0.96	$0.56	$0.51	$0.21	$0.22	71.4	336.4
Diluted	$0.95	$0.55	$0.51	$0.21	$0.22	72.7	331.8
Weighted average shares outstanding
Basic	45,906,268	45,780,794	45,634,741	45,377,965	45,224,470
Diluted	46,298,408	46,216,958	45,795,608	45,754,499	46,157,979
(1)    Includes a $24.1 million pre-tax gain on sale of Apiture, Inc.

Live Oak Bancshares, Inc.
Quarterly Balance Sheets (unaudited)
(Dollars in thousands)

	As of the quarter ended					4Q 2025 Change vs.
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2025	4Q 2024
Assets						%	%
Cash and due from banks	$864,904	$892,445	$662,755	$744,263	$608,800	(3.1)	42.1
Certificate of deposit with other banks	250	250	250	250	250	—	—
Investment securities available-for-sale	1,427,401	1,373,219	1,325,206	1,312,680	1,248,203	3.9	14.4
Loans held for sale	420,055	360,693	350,791	367,955	346,002	16.5	21.4
Loans and leases held for investment (1)	11,973,622	11,554,818	11,014,055	10,693,911	10,233,374	3.6	17.0
Allowance for credit losses on loans and leases	(192,264)	(185,700)	(182,231)	(190,184)	(167,516)	(3.5)	(14.8)
Net loans and leases	11,781,358	11,369,118	10,831,824	10,503,727	10,065,858	3.6	17.0
Premises and equipment, net	240,203	241,140	246,493	259,113	264,059	(0.4)	(9.0)
Foreclosed assets	8,208	11,024	6,318	2,108	1,944	(25.5)	322.2
Servicing assets	63,155	62,491	60,359	56,911	56,144	1.1	12.5
Other assets	329,244	355,522	347,212	348,697	352,120	(7.4)	(6.5)
Total assets	$15,134,778	$14,665,902	$13,831,208	$13,595,704	$12,943,380	3.2	16.9
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing	$515,051	$494,019	$393,393	$386,108	$318,890	4.3	61.5
Interest-bearing	13,173,608	12,796,704	12,201,397	12,009,837	11,441,604	2.9	15.1
Total deposits	13,688,659	13,290,723	12,594,790	12,395,945	11,760,494	3.0	16.4
Borrowings	102,404	105,045	107,659	110,247	112,820	(2.5)	(9.2)
Other liabilities	89,609	67,585	61,494	58,065	66,570	32.6	34.6
Total liabilities	13,880,672	13,463,353	12,763,943	12,564,257	11,939,884	3.1	16.3
Shareholders’ equity
Preferred stock	96,266	96,266	—	—	—	—	100.0
Class A common stock (voting)	388,389	383,288	377,953	370,513	365,607	1.3	6.2
Class B common stock (non-voting)	—	—	—	—	—	—	—
Retained earnings	809,885	770,820	746,450	724,215	715,767	5.1	13.1
Accumulated other comprehensive loss	(44,672)	(52,151)	(61,514)	(67,698)	(82,344)	14.3	45.7
Total shareholders' equity attributed to Live Oak Bancshares, Inc.	1,249,868	1,198,223	1,062,889	1,027,030	999,030	4.3	25.1
Non-controlling interest	4,238	4,326	4,376	4,417	4,466	(2.0)	(5.1)
Total shareholders’ equity	1,254,106	1,202,549	1,067,265	1,031,447	1,003,496	4.3	25.0
Total liabilities and shareholders’ equity	$15,134,778	$14,665,902	$13,831,208	$13,595,704	$12,943,380	3.2	16.9
(1)Includes $260.6 million, $280.3 million, $303.8 million, $316.8 million and $328.7 million of loans measured at fair value for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024, respectively.

Live Oak Bancshares, Inc.
Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Year Ended
	December 31, 2025	December 31, 2024
Interest income
Loans and fees on loans	$830,580	$744,841
Investment securities, taxable	47,591	38,413
Other interest earning assets	30,301	29,118
Total interest income	908,472	812,372
Interest expense
Deposits	453,413	430,887
Borrowings	6,701	5,580
Total interest expense	460,114	436,467
Net interest income	448,358	375,905
Provision for credit losses	96,303	96,212
Net interest income after provision for credit losses	352,055	279,693
Noninterest income
Loan servicing revenue	34,902	31,535
Loan servicing asset revaluation	(16,077)	(12,155)
Net gains on sales of loans	62,420	49,770
Net gain on loans accounted for under the fair value option	1,216	2,403
Equity method investments income (loss) (1)	17,387	(10,921)
Equity security investments gains (losses), net	5,733	553
Lease income	10,051	9,756
Management fee income	—	7,658
Other noninterest income	13,826	34,053
Total noninterest income	129,458	112,652
Noninterest expense
Salaries and employee benefits	189,435	174,707
Travel expense	7,031	7,170
Professional services expense	10,752	11,023
Advertising and marketing expense	12,222	11,148
Occupancy expense	9,762	10,000
Technology expense	42,948	34,206
Equipment expense	14,427	13,826
Other loan origination and maintenance expense	18,469	17,254
Renewable energy tax credit investment impairment	735	530
FDIC insurance	14,672	10,835
Other expense	18,245	12,411
Total noninterest expense	338,698	303,110
Income before taxes	142,815	89,235
Income tax expense	37,172	11,818
Net income	105,643	77,417
Net loss attributable to non-controlling interest	228	57
Net income attributable to Live Oak Bancshares, Inc.	105,871	77,474
Preferred stock dividends	3,048	—
Net income attributable to common shareholders	$102,823	$77,474
Earnings per share
Basic	$2.25	$1.72
Diluted	$2.23	$1.69
Weighted average shares outstanding
Basic	45,701,364	45,009,567
Diluted	46,042,790	45,820,321
(1)    Includes a $24.1 million pre-tax gain on sale of Apiture, Inc.

Live Oak Bancshares, Inc.
Quarterly Selected Financial Data
(Dollars in thousands, except per share data)

	As of and for the three months ended
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Income Statement Data
Net income attributable to common shareholders	$44,116	$25,562	$23,428	$9,717	$9,900
Per Common Share
Net income, diluted	$0.95	$0.55	$0.51	$0.21	$0.22
Dividends declared - common	0.03	0.03	0.03	0.03	0.03
Book value per common share	25.06	24.03	23.36	22.62	22.12
Tangible book value per common share (1)	24.97	23.96	23.29	22.55	22.05
Performance Ratios
Return on average assets (annualized)	1.19%	0.72%	0.68%	0.30%	0.31%
Return on average common equity (annualized)	15.25	9.32	8.85	3.78	3.85
Net interest margin	3.38	3.33	3.28	3.20	3.15
Efficiency ratio (1)	51.56	58.68	61.01	65.75	62.56
Noninterest income to total revenue	28.79	18.86	21.80	18.20	22.03
Selected Loan Metrics
Loans and leases originated	$1,638,113	$1,648,711	$1,526,592	$1,396,223	$1,421,118
Outstanding balance of sold loans serviced	5,599,724	5,563,363	5,321,284	4,949,962	4,715,895
Asset Quality Ratios
Allowance for credit losses to loans and leases held for investment (3)	1.64%	1.65%	1.70%	1.83%	1.69%
Net charge-offs (3)	$13,739	$16,816	$31,445	$6,774	$33,566
Net charge-offs to average loans and leases held for investment (2) (3)	0.48%	0.61%	1.19%	0.27%	1.39%

Nonperforming loans and leases at historical cost (3)
Unguaranteed	$101,371	$76,887	$59,555	$99,907	$81,412
Guaranteed	399,786	379,381	336,777	322,993	222,885
Total	501,157	456,268	396,332	422,900	304,297
Unguaranteed nonperforming historical cost loans and leases, to loans and leases held for investment (3)	0.87%	0.68%	0.56%	0.96%	0.82%

Nonperforming loans at fair value (4)
Unguaranteed	$7,715	$6,775	$8,873	$9,938	$9,115
Guaranteed	53,887	54,887	60,453	58,100	54,873
Total	61,602	61,662	69,326	68,038	63,988
Unguaranteed nonperforming fair value loans to loans held for investment (4)	2.96%	2.42%	2.92%	3.14%	2.77%

Capital Ratios
Common equity tier 1 capital (to risk-weighted assets)	10.53%	10.51%	10.67%	10.67%	11.04%
Tier 1 leverage capital (to average assets)	8.48	8.57	7.90	8.03	8.21
Notes to Quarterly Selected Financial Data
(1)See accompanying GAAP to Non-GAAP Reconciliation.
(2)Quarterly net charge-offs as a percentage of quarterly average loans and leases held for investment, annualized.
(3)Loans and leases at historical cost only (excludes loans measured at fair value).
(4)Loans accounted for under the fair value option only (excludes loans and leases carried at historical cost).

Live Oak Bancshares, Inc.
Quarterly Average Balances and Net Interest Margin
(Dollars in thousands)

	Three Months Ended December 31, 2025			Three Months Ended September 30, 2025
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Interest-earning assets:
Interest-earning balances in other banks	$803,095	$8,124	4.01%	$701,059	$7,654	4.33%
Investment securities	1,465,824	12,679	3.43	1,418,810	12,175	3.40
Loans held for sale	420,809	8,240	7.77	396,084	8,103	8.12
Loans and leases held for investment (1)	11,777,219	210,612	7.09	11,249,234	203,496	7.18
Total interest-earning assets	14,466,947	239,655	6.57	13,765,187	231,428	6.67
Less: Allowance for credit losses on loans and leases	(186,252)			(182,001)
Noninterest-earning assets	546,969			530,529
Total assets	$14,827,664			$14,113,715
Interest-bearing liabilities:
Interest-bearing checking	$413,433	$4,191	4.02%	$366,699	$4,082	4.42%
Savings	6,833,148	57,668	3.35	6,608,380	58,657	3.52
Money market accounts	145,668	132	0.36	131,756	84	0.25
Certificates of deposit	5,498,643	52,888	3.82	5,272,818	51,443	3.87
Total deposits	12,890,892	114,879	3.54	12,379,653	114,266	3.66
Borrowings	104,219	1,656	6.30	106,744	1,677	6.23
Total interest-bearing liabilities	12,995,111	116,535	3.56	12,486,397	115,943	3.68
Noninterest-bearing deposits	492,501			401,916
Noninterest-bearing liabilities	82,684			63,133
Shareholders' equity	1,253,043			1,157,893
Non-controlling interest	4,325			4,376
Total liabilities and shareholders' equity	$14,827,664			$14,113,715
Net interest income and interest rate spread		$123,120	3.01%		$115,485	2.99%
Net interest margin			3.38			3.33
Ratio of average interest-earning assets to average interest-bearing liabilities			111.33%			110.24%
(1)Average loan and lease balances include non-accruing loans and leases.

Live Oak Bancshares, Inc.
GAAP to Non-GAAP Reconciliation
(Dollars in thousands)

	As of and for the three months ended					For the year ended
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	2025	2024
Total shareholders’ equity	$1,254,106	$1,202,549	$1,067,265	$1,031,447	$1,003,496
Less:
Preferred stock	96,266	96,266	—	—	—
Non-controlling interest	4,238	4,326	—	—	—
Total common shareholders' equity	$1,153,602	$1,101,957	$1,067,265	$1,031,447	$1,003,496
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	2,165	1,453	1,491	1,529	1,568
Tangible shareholders’ equity (a)	$1,149,640	$1,098,707	$1,063,977	$1,028,121	$1,000,131
Shares outstanding (c)	46,032,402	45,855,739	45,686,081	45,589,633	45,359,425
Total assets	$15,134,778	$14,665,902	$13,831,208	$13,595,704	$12,943,380
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	2,165	1,453	1,491	1,529	1,568
Tangible assets (b)	$15,130,816	$14,662,652	$13,827,920	$13,592,378	$12,940,015
Tangible shareholders’ equity to tangible assets (a/b)	7.60%	7.49%	7.69%	7.56%	7.73%
Tangible book value per share (a/c)	$24.97	$23.96	$23.29	$22.55	$22.05
Efficiency ratio:
Noninterest expense (d)	$89,153	$83,516	$85,222	$80,807	$78,212	$338,698	$303,110
Net interest income	123,120	115,485	109,221	100,532	97,474	448,358	375,905
Noninterest income	49,787	26,845	30,455	22,371	27,548	129,458	112,652
Total revenue (e)	$172,907	$142,330	$139,676	$122,903	$125,022	$577,816	$488,557
Efficiency ratio (d/e)	51.56%	58.68%	61.01%	65.75%	62.56%
Pre-provision net revenue (e-d)	$83,754	$58,814	$54,454	$42,096	$46,810	$239,118	$185,447
This press release presents non-GAAP financial measures. The adjustments to reconcile from the non-GAAP financial measures to the applicable GAAP financial measure are included where applicable in financial results presented in accordance with GAAP. The Company considers these adjustments to be relevant to ongoing operating results. The Company believes that excluding the amounts associated with these adjustments to present the non-GAAP financial measures provides a meaningful base for period-to-period comparisons, which will assist regulators, investors, and analysts in analyzing the operating results or financial position of the Company. The non-GAAP financial measures are used by management to assess the performance of the Company’s business for presentations of Company performance to investors, and for other reasons as may be requested by investors and analysts. The Company further believes that presenting the non-GAAP financial measures will permit investors and analysts to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Although non-GAAP financial measures are frequently used by shareholders to evaluate a company, they have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP.